EXHIBIT  24.6
                   Consent  of  Registrant's  Auditors


JOSEPH  TROCHE                                   32  Main  Street
Certified  Public  Accountants                   Hastings  on  Hudson  NY
                                                 10706

Member  AICPA  &  NYSSCPA                        Telephone  914-478-1432
Fax  914-478-1475


November  14,  2002

Securities  and  Exchange  Commission
Washington,  D.C.  20549

RE:  Trident  Systems  International,  Inc.
     Report  on  Form  10-QSB  for  the  Periods  ending
     September  30,  2002  and  September  30,  2001.





Gentlemen:


     We consent to the Accountant's Review Reports and Statements being filed with the Quarterly Report on Form 10-QSB for the quarter ending on September 30, 2002 and with any amendment thereto. This accounting firm hereby consents to the filing of this consent as an exhibit to the Quarterly Report above-mentioned.



/s/Joseph  Troche,  CPA
November  14,  2002
Joseph  Troche,  CPA
32  Main  Street
Hastings  on  Hudson  NY  10706

                                       18
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                                   Exhibit  99.1
               Certification  of  CEO  and  CAO Respecting Financial Disclosure.


                            CERTIFICATION  PURSUANT  TO
                               18  U.S.C.  (S)1350,
                             AS  ADOPTED  PURSUANT  TO
                  SECTION  906  OF  THE  SARBANES-OXLEY  ACT  OF  2002


In connection with the Quarterly Report of Trident Systems International, Inc. (the "Company") on Form 10-QSB for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Stephen L. Farkas, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. (S)1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

       (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

       (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                                /s/  Stephen  L.  Farkas
                                                ------------------------------
                                                Stephen  L.  Farkas
                                                Chief  Executive  Officer
                                                November  14,  2002
                                       19
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